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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) November 11, 1997
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                                Safety 1st, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)



      0-21404                                          04-2836423
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(Commission File No.)                      (I.R.S. Employer Identification No.)


              210 Boylston St., Chestnut Hill, Massachusetts 02167
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               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 964-7744
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.   CHANGE IN FISCAL YEAR

         On November 11, 1997, the Company determined to change its fiscal year end from the fiscal year currently in effect to the year ending on the last Saturday in December of a particular calendar year or the first Saturday in January of the next following calendar year, whichever such Saturday shall fall closer to December 31. The form on which the report covering the transition period will be filed is the Form 10-K for the period ending January 3, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     Safety 1st, Inc.
                                              ------------------------------
                                                       (Registrant)






Date  November 21, 1997                         By /s/Michael Lerner
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                                                 Michael Lerner,
                                                 Chief Executive Officer




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